Supplement to the currently effective SUMMARY PROSPECTUS

Deutsche Real Estate Securities Income Fund

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The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the fund’s summary prospectus.

John W. Vojticek, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2013.

Joseph D. Fisher, CFA, Director. Portfolio Manager of the fund through December 30, 2016. Began managing the fund in 2013.

David W. Zonavetch, CPA, Director. Portfolio Manager of the fund. Began managing the fund in 2013.

Hans-Joachim Weber, Assistant Vice President. Portfolio Manager of the fund. Began managing the fund in 2013.

Please Retain This Supplement for Future Reference

December 5, 2016

PROSTKR-748